Exhibit 32.2


                        CERTIFICATION OF CEO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Victoria Industries, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Albert Abdoulline, as Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)  The  Report  fully  complies  with the requirements of section 13(a) of the
Securities   Exchange  Act  of  1934;  and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By:  /s/  Albert Abdoulline
-----------------------------------

Albert Abdoulline
President, Chief Financial Officer
Date:  March 29, 2006